Earnings Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share is calculated as net income (loss) attributable to HollyFrontier stockholders, adjusted for participating securities’ share in earnings divided by the average number of shares of common stock outstanding. Diluted earnings per share includes the incremental shares resulting from certain share-based awards. The following is a reconciliation of the denominators of the basic and diluted per share computations for net income (loss) attributable to HollyFrontier stockholders:

	Years Ended December 31,
	2021	2020	2019
	(In thousands, except per share data)
Net income (loss) attributable to HollyFrontier stockholders	$558,324	$(601,448)	$772,388
Participating securities’ share in earnings (1)	7,465	1,811	1,034
Net income (loss) attributable to common shares	$550,859	$(603,259)	$771,354
Average number of shares of common stock outstanding	162,569	161,983	166,287
Effect of dilutive variable restricted stock units and performance share units	—	—	1,098
Average number of shares of common stock outstanding assuming dilution	162,569	161,983	167,385
Basic earnings (loss) per share	$3.39	$(3.72)	$4.64
Diluted earnings (loss) per share	$3.39	$(3.72)	$4.61

(1)Unvested restricted stock unit awards and unvested performance share units that settle in HollyFrontier common stock represent participating securities because they participate in nonforfeitable dividends or distributions with the common stockholders of HollyFrontier. Participating earnings represent the distributed and undistributed earnings of HollyFrontier attributable to the participating securities. Unvested restricted stock unit awards and performance share units do not participate in undistributed net losses as they are not contractually obligated to do so.